UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2005
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                                 CANDIE'S, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                      0-10593                         11-2481093
(State or Other                (Commission                      (IRS Employer
Jurisdiction of                File Number)                  Identification No.)
 Incorporation)

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215 West 40th Street, New York, NY                                 10018
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code   (212) 730-0030
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a  Material Definitive Agreement

     On January 27, 2005, Candie's, Inc. (the "Company") entered into an agreement with Richard G. Danderline, the Company's former Executive Vice President, Finance and Operations, pursuant to which he has agreed to work for the Company on a part-time basis through June 30, 2005. The agreement provides for Mr. Danderline to be compensated on a pro-rata basis for days or partial days worked at the annualized rate of $225,000.

     The Company plans to hire a full time Chief Financial Officer to replace Mr. Danderline.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) As noted in Item 1.01 above, on January 27, 2005, the Company entered into an agreement to employ Richard Danderline as the Company's Vice President of Finance. From June 2000 through December 31, 2004, Mr Danderline, age
     50, served as the Company's Executive Vice President -Finance and Operations. For the 13 years prior to joining the Company, he served as Vice President, Treasurer and Chief Financial Officer of AeroGroup International, Inc ("Aerosoles"), a privately held footwear company. Prior to joining Aerosoles, he served as Vice President and Chief Financial Officer of Kenneth Cole Productions, Inc, and prior to that, as Vice President and Controller of Energy Asserts International, Inc. and as Vice President and Controller of XOIL Energy Resources, Inc. Mr. Danderline is a certified public accountant who began his career with Touche Ross & Co., the predecessor of Deloitte & Touche LLP.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. 10.1 Letter Agreement dated January 27, 2005 between the Company and Richard G. Danderline.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     CANDIE'S, INC.
                                                     (Registrant)


                                        By:/s/ Neil Cole
                                           -------------------------------------
                                           Neil Cole
                                           President and Chief Executive Officer


Date: January  31, 2005